Exhibit 10.1

PRE-APPROVED LIST OF SERVICES PROVIDED BY INDEPENDENT AUDITOR, PRICEWATERHOUSECOOPERS LLP
  Audit of the Saks Incorporated annual financial statements
  Review of Saks Incorporated quarterly financial statements
  Audit of the Saks Incorporated 401K plans
  Audit of the Saks Incorporated Pension plans
  Review of the SEC filings
  Attestation, agreed upon procedures, negative assurance and other similar financial compliance reports relating to debt agreements, leases and other contractual agreements.
  Consulting on the application of accounting standards
  Consulting on the effectiveness of financial internal control policies and procedures
  Review of financial internal control policies and procedures
  Consulting on federal, state, local and foreign tax matters. Tax matters include income taxes, franchise taxes, payroll taxes, property taxes, customs, duties, sales taxes, use taxes and similar taxes.
  Preparation of federal, state, local and foreign tax filings
  Expatriate tax consulting and tax filings
  Consulting on employee benefit plan regulatory matters
  Consulting on health benefit plan design and regulatory compliance
  Performance of financial due diligence reviews